UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Capri Holdings Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following emails were sent to employees of Capri Holdings Limited or its subsidiaries on August 10, 2023:

Dear All,

Today marks the beginning of an exciting new chapter for our company and our iconic luxury fashion group. Capri Holdings has agreed to be acquired by Tapestry in an all-cash transaction valued at $8.5 billion. This planned transaction joins our two companies and brings our Versace, Jimmy Choo and Michael Kors brands together with Tapestry’s Coach, Kate Spade and Stuart Weitzman, securing a bright future for our brands and teams.

I am excited by the prospect of combining the unique DNA of our brands with Tapestry, which will provide us with greater resources and capabilities. I am confident this transaction will help enable us to accelerate our growth strategies and create opportunities for our global employees as part of a larger, more diversified organization.

I encourage you to watch a brief video message from me about this announcement by clicking here. To answer your initial questions, we have also posted an FAQ here.

Keep in mind that today is just day one. The transaction remains subject to approval by Capri Holdings’ shareholders, as well as the receipt of required regulatory approvals. Until the deal closes, Capri Holdings and Tapestry will continue to operate as separate and independent companies. In the meantime, it is business as usual. We encourage you to remain focused on executing our strategic initiatives and delivering for our consumers and communities.

I am so proud of the work we have accomplished together. It is your unwavering dedication, hard work and many achievements that have positioned us to be able to take this next step in our journey.

Sincerely,

John Idol

Chairman & Chief Executive Officer

Capri Holdings Limited

Dear All,

Today’s announcement that Capri Holdings has agreed to be acquired by Tapestry will begin a new chapter for our company and Michael Kors.

This planned transaction will bring together six highly respected brands with global reach and will help enable our brand to further advance our growth strategy. Together with Tapestry, we will benefit from greater resources and capabilities, and be in an even better position to drive greater awareness of our brand. At the same time, we look forward to maintaining the heritage and unique DNA of Michael Kors.

This transaction will help us accelerate all we are doing to build Michael Kors by driving our vision of transformation through elevation and executing our strategic initiatives. Tapestry recognizes the value of our team and has great respect for the expertise we bring and Michael Kors’ heritage rooted in iconic designs. Simply put, I am confident that Tapestry is a great home for Michael Kors and our people.

John Idol and the Capri team intends to remain in their current roles through the completion of the transaction. Upon completion, Joanne Crevoiserat will lead the combined company. I am excited about continuing to lead Michael Kors into the future as we continue to execute on our priorities and expand even further.

While there are many reasons to be optimistic about Michael Kors’ future as part of Tapestry, please keep in mind that this announcement is just day one. Until the transaction closes, which we expect to occur in calendar year 2024, Capri Holdings and Tapestry will continue to operate as separate and independent companies. It is important that we all continue to focus on our day-to-day responsibilities and what we do best – designing exceptional, innovative luxury products and furthering our commitment to the consumers and communities we serve.

If you have additional questions regarding this announcement not covered in the FAQ you received, please reach out to your leader. We are committed to keeping you informed as we progress toward closing and have important updates about the plan to combine Capri Holdings with Tapestry.

I am so proud of all your hard work and dedication to Michael Kors that has positioned us for this next step with Tapestry. Our future remains bright!

Sincerely,

Cedric Wilmotte

Chief Executive Officer of Michael Kors

Dear all,

Following the recent announcement from John Idol, please see attached the CPRI Jimmy Choo Leader Letter.

If you have any additional questions regarding this announcement not covered in the FAQ you receive, please reach out to your leader.

I am so proud of all your hard work and dedication to Jimmy Choo that has positioned us for this next step with Tapestry. Our future remains bright!

Best wishes,

Hannah

Chief Executive Officer, Jimmy Choo

The following communication was sent to employees of Jimmy Choo on August 10, 2023:

CPRI Jimmy Choo Leader Letter

Dear All,

Today’s announcement that Capri Holdings has agreed to be acquired by Tapestry will begin a new chapter for our company and Jimmy Choo.

This planned transaction will bring together six highly respected brands with global reach and will help enable our brand to further advance our growth strategy. Together with Tapestry, we will benefit from greater resources and capabilities and be in an even better position to drive greater awareness of our brand. At the same time, we look forward to maintaining the heritage and unique DNA of Jimmy Choo.

This transaction will help us accelerate all we are doing to build Jimmy Choo by continuing to drive brand heat through our emphasis on glamour. Tapestry recognizes the value of our team and has great respect for the expertise we bring and Jimmy Choo’s evolution into a complete luxury accessories brand. Simply put, I am confident that Tapestry is a great home for Jimmy Choo and our people.

John Idol and the Capri team intends to remain in their current roles through the completion of the transaction. Upon completion, Joanne Crevoiserat will lead the combined company. I am excited about continuing to lead Jimmy Choo into the future as we continue to execute on our priorities and expand even further.

While there are many reasons to be optimistic about Jimmy Choo’s future as part of Tapestry, please keep in mind that this announcement is just day one. Until the transaction closes, which we expect to occur in calendar year 2024, Capri Holdings and Tapestry will continue to operate as separate and independent companies. It is important that we all continue to focus on our day-to-day responsibilities and what we do best – designing exceptional, innovative luxury products and furthering our commitment to the consumers and communities we serve.

If you have additional questions regarding this announcement not covered in the FAQ you received, please reach out to your leader. We are committed to keeping you informed as we progress toward closing and have important updates about the plan to combine Capri Holdings with Tapestry.

I am so proud of all your hard work and dedication to Jimmy Choo that has positioned us for this next step with Tapestry. Our future remains bright!

Sincerely,

Hannah Colman

Chief Executive Officer of Jimmy Choo

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that the Company’s shareholders may not approve the proposed transaction, the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of the Company’s management; as well as those risks that are outlined in the Company’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

The following is the transcript of a video made available to employees of Capri Holdings Limited on August 10, 2023:

Good day everyone. I am John Idol, Chairman and CEO of Capri Holdings.

Today marks the beginning of an exciting new chapter for our company and our iconic luxury fashion group. Capri Holdings has agreed to be acquired by Tapestry. I would like to take a few minutes to talk with you about the transaction and why our Board and leadership are confident in the benefits of taking this step forward.

The combined company will be an approximately $12 billion global luxury group, making it one of the largest in the world. Tapestry has built a world-class company supporting its three highly recognized brands, Coach, Kate Spade and Stuart Weitzman. By bringing together Capri Holdings and Tapestry, we will have greater global resources and capabilities to continue advancing the outstanding work you have already done in building Versace, Jimmy Choo and Michael Kors.

As we look at the broader luxury industry, we will be in an even better position to accelerate our global expansion and enable all three of our luxury houses to further advance their growth strategies.

I know Tapestry’s team has great respect for the expertise of our brands as well as our reputation for designing exceptional, innovative luxury products. I want to assure you that each of our brands will continue to have their unique DNA. Emmanuel, Hannah and Cedric will continue to lead Versace, Jimmy Choo and Michael Kors. Donatella, Sandra and Michael are also excited about this next chapter for their brands. Importantly, we see opportunities for our dedicated employees around the world to benefit as you become part of a larger and more diversified company.

In light of regulatory and shareholder approvals, we expect this transaction to close during calendar year 2024. In the meantime, Capri Holdings will continue to operate as a separate and independent company and we will operate business as usual. You will be hearing from department heads and other leaders in the coming weeks to discuss our path forward as we work to complete the transaction.

I look forward to working alongside all of you, as well as Joanne Crevoiserat, Tapestry’s CEO and their entire team, as we work to bring our two companies together.

Each and every one of you should be incredibly proud of our luxury brands that we have built together. We are confident in the continued growth and success of Versace, Jimmy Choo and Michael Kors. I see a bright future for Capri Holdings together with the Tapestry team.

On behalf of the Board and leadership team, thank you for your continued commitment to our company and each other.

The following FAQ was provided to employees of Capri Holdings Limited on August 10, 2023:

CPRI	Employee FAQ

1.	What was announced?

•

We have entered into a definitive agreement to be acquired by Tapestry, a leading New York- based house of iconic accessories and lifestyle brands consisting of Coach, Kate Spade and Stuart Weitzman, for $57.00 per share in an all-cash transaction.

•

This is a major milestone for Capri Holdings and is a testament to all that our teams have achieved in building our company and Versace, Jimmy Choo and Michael Kors into iconic and powerful luxury houses.

2.	Why Tapestry? Why now?

•	When Tapestry approached us about the potential to bring our two companies together, it was clear that our businesses are a great fit.

•	Our Board and leadership team thoroughly evaluated this decision and determined now is an opportune time to lean even further into our strategy and join with Tapestry.

•	The combined company will have greater resources and capabilities that will help us grow and invest in our organization and compete in the broader luxury industry.

3.	What does this mean for Capri Holdings employees?

•	This transaction will help enable us to accelerate our growth strategies and creates opportunities for our global employees as they become part of a larger, more diversified company.

•	Across our luxury fashion group, we will continue to focus on fostering deeper connections with consumers and enhancing loyalty to drive lifetime value.

4.	Will members of the management team at Versace, Jimmy Choo and Michael Kors have an ongoing role at Tapestry?

•

Through the completion of the transaction, our leadership across the Company will remain in their current roles. Today is just day one and there is still a lot to work out as we move toward completing the transaction.

•	John Idol, Chairman and CEO of Capri Holdings, will remain in his current role until the transaction is completed.

•	Emmanuel Gintzburger, Hannah Colman and Cedric Wilmotte are excited about continuing to lead Versace, Jimmy Choo and Michael Kors, respectively, in the future.

•	Donatella Versace, Sandra Choi and Michael Kors will continue to be involved in the creative work of our brands.

•	Tapestry has shared their deep respect for Capri Holdings’ business and recognizes the value of our talented team.

5.	What will happen to Capri Holdings’ global corporate offices?

•	We currently intend to remain in our existing offices.

6.	How will this announcement impact my day-to-day responsibilities?

•	There will be no impact to your day-to-day roles or responsibilities in the near-term. We will operate business as usual across the company through the completion of the transaction.

•	We encourage you to remain focused on executing our strategic initiatives.

7.	What will this mean for our compensation and benefits programs?

•	Until the transaction is completed, our current compensation and benefits programs remain in effect, subject to our ability to make changes in accordance with their terms.

•	As integration planning proceeds, we will aim to update you of any proposed changes or required actions needed after the closing of the transaction.

8.	What does this mean for our customers and partners?

•	By joining with Tapestry, we will have greater resources and capabilities that will help us grow and invest in our organization while preserving the unique DNA of our brands.

•	As we progress toward completing this transaction, we will continue to work with our vendors/business partners and serve our retail partners and consumers as usual.

9.	How does Tapestry’s culture compare to Capri Holdings’ culture?

•	Tapestry has great respect for the expertise of our brand teams and our reputation for designing exceptional, innovative luxury products.

•	They believe in our growth potential, and importantly, recognize the value of our talented and amazing team. We look forward to building on this as a combined company.

10.	What should I do if I am contacted by the media, investors or other third parties?

•	Please refer all media and investor-related inquiries to Jennifer Davis at Jennifer.Davis@CapriHoldings.com.

•	If you are uncertain, please elevate to your leader.

11.	Can I post about this transaction on social media?

•	Please do not voice your own opinions or provide additional commentary on social media.

•	If you have questions about what content you can share on social media, please refer to our social media policy.

12.	When is this transaction expected to be completed?

•

The transaction is expected to close in calendar year 2024, subject to the approval of Capri Holdings shareholders and the satisfaction of other customary closing conditions, including required regulatory approvals.

13.	Where can I find additional information? Who can I contact with questions?

•	We will aim to keep you informed as we progress toward closing and there are important updates to share.

•	If you have questions, please contact your leader.

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward- looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that the Company’s shareholders may not approve the proposed transaction, the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of the Company’s management; as well as those risks that are outlined in the Company’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

The following email was sent to investor analysts of Capri Holdings Limited on August 10, 2023:

From: Jennifer Davis

Sent: Thursday, August 10, 2023

Subject: Capri Holdings to be Acquired by Tapestry

Good morning,

I’m reaching out to make sure you saw our press release announcing that Capri Holdings has entered into an agreement to be acquired by Tapestry. Under the terms of the agreement, Capri Holdings shareholders will receive $57.00 per share in cash for a total enterprise value of the transaction of $8.5 billion.

Tapestry and Capri Holdings will host a joint conference call for the financial community at 8:00 a.m. ET today to discuss the transaction in further detail. The press release and the live webcast will be accessible on our website www.capriholdings.com.

Given this announcement, we are canceling previously scheduled earnings follow-up calls. Although we can’t share any details beyond what has been publicly stated or filed, we can be available to connect with you. Please let us know if you are interested, and we would be happy to schedule a call.

Best,

JENNIFER DAVIS

VP, INVESTOR RELATIONS

CAPRI HOLDINGS LIMITED

11 WEST 42ND STREET, NEW YORK, NY 10036

T +1 201 514 8234

E JENNIFER.DAVIS@CAPRIHOLDINGS.COM

VERSACE | JIMMY CHOO | MICHAEL KORS

The following are excerpts from an earnings press release issued by Capri Holdings Limited on August 10, 2023:

John D. Idol, the Company’s Chairman and Chief Executive Officer, said, “As announced earlier today, the planned acquisition of Capri Holdings by Tapestry marks a major milestone for our company. It is a testament to all that our teams have achieved in building Versace, Jimmy Choo and Michael Kors into the iconic and powerful luxury fashion houses they are today. We are confident this combination will deliver immediate value to our shareholders. It will also provide new opportunities for our dedicated employees around the world as Capri Holdings becomes part of a larger and more diversified company. By joining with Tapestry, we will have greater resources and capabilities to accelerate the expansion of our global reach while preserving the unique DNA of our brands.”

—-

Given the planned acquisition of Capri Holdings Limited by Tapestry, Inc., the Company does not intend to provide financial guidance at this time and has withdrawn its previously issued guidance.

The following toolkit was provided to store managers of Capri Holdings Limited on August 10, 2023:

CPRI Store Manager Toolkit

CONFIDENTIAL: This guide is not for distribution. It is intended to help you prepare for conversations with your teams regarding the announcement.

Overview:

Earlier today, we announced that Capri Holdings has entered into a definitive agreement to be acquired by Tapestry. This announcement marks a major milestone for Capri Holdings and is a testament to what our entire team has achieved in building our business and establishing our three iconic luxury fashion houses: Versace, Jimmy Choo and Michael Kors.

Your Role and Guidelines:

As store managers, you will play an important role in communicating with your teams and our customers about this announcement. In this toolkit, we have included a set of talking points to help guide your conversations with store employees. We are also providing you with the following communications materials, which we ask that you familiarize yourself with:

•	The press release that we issued this morning;

•	An all-employee email that was distributed to all Capri Holdings employees immediately following the press release and contains a link to the video message from John Idol; and

•	Talking points to help guide your conversations with store employees.

•	A set of external stakeholder FAQs to help guide your response to any inquiries you may receive from employees, customers or other stakeholders.

As you familiarize yourself with these materials, please keep in mind the following:

•	Please stay confident and forward-looking. You are a leader at Capri Holdings and how you discuss this transaction will affect how your direct reports respond.

•	Be sensitive to team members’ questions and listen to their comments, but please do not offer your own opinion about the merits of the transaction.

•	Don’t speculate. It is always okay to acknowledge that we do not yet have all the answers. If you receive questions that are not covered in the FAQ or other materials, use the following response:

•

“Thank you for your question. We are early in the process so we do not have all the answers right now. We will do our best to address your questions and will continue to keep you updated on important developments as we move through the transaction process.”

•

We will remain separate, independent companies until the transaction closes, which is expected to occur in calendar year 2024. Between now and then, it is business as usual. Please encourage your teams to remain focused on their day-to-day responsibilities.

•

It is important that we speak with one voice. This news may generate some interest by the media and other third parties. Please do not discuss this transaction on any social media platforms. Additionally, should you or any of your direct reports receive inquiries from outside the Company, please forward:

•	Media and investor or analyst inquiries to Jennifer Davis at

Jennifer.Davis@CapriHoldings.com

Talking Points for use with Store Employees

When discussing this announcement, it is important to stay on message. Please rely on the approved talking points provided below when speaking to your team.

FOR INTERNAL USE ONLY, NOT FOR DISTRIBUTION

What Was Announced

•	We are starting an exciting new chapter for Capri Holdings and [our brands / Versace / Jimmy Choo / Michael Kors].

•

By now, I hope you have seen our joint press release announcing our agreement to be acquired by Tapestry. You also have received an all-employee email and video from Capri Holdings Chairman and CEO John Idol. If not, I can show you how to access them.

Benefits of the Transaction

•	I am sure most or all of us know Tapestry’s Coach, Kate Spade and Stuart Weitzman brands very well.

•	This planned transaction brings together six highly respected brands with global reach and will help enable all three of our luxury houses to further advance their growth strategies.

•	Together with Tapestry, we will have greater resources and capabilities that will help us grow and invest in our organization while preserving the unique DNA of our brands.

•	Tapestry shares our passion for bringing product to life that delights our consumers, and their values are aligned with ours.

•	Simply put, Tapestry is a great home for [our brand houses / Versace / Jimmy Choo / Michael Kors].

What this Means for Employees

•

In terms of what this means for our store teams, there will be no impact to day-to-day roles or responsibilities in the near-term. We will operate business as usual across the company through the completion of the transaction.

•	Until the transaction closes, which is expected to occur in calendar year 2024, we will continue to operate as separate and independent companies.

•	In short – the best thing all of us can do is stay focused on our day-to-day roles and continue to serve our customers.

Addressing Customer Questions

•	If a customer asks you about this transaction, you can tell them:

•

“We are excited for [Versace / Jimmy Choo / Michael Kors] continued growth as part of a larger company. We do not expect any impact for our customers. You can continue to shop [Versace / Jimmy Choo / Michael Kors] products here in our store or on our website. We look forward to continuing to bring you the luxury fashion and shopping experience you have come to know and love.”

•	Importantly, do not speculate. It is always okay to acknowledge that we do not yet have all the answers, as the transaction was just announced.

•	Do not hesitate to reach out to me – or the manager on duty – if you receive a question you do not know how to answer.

Closing

•	Thank you for your commitment and dedication to [Versace / Jimmy Choo / Michael Kors].

•	I hope you are excited about our bright future ahead!

Employee FAQ

1.	What was announced?

•

We have entered into a definitive agreement to be acquired by Tapestry, a leading New York-based house of iconic accessories and lifestyle brands consisting of Coach, Kate Spade and Stuart Weitzman for $57.00 per share in an all-cash transaction.

•

This is a major milestone for Capri Holdings and is a testament to all that our teams have achieved in building our company and Versace, Jimmy Choo and Michael Kors into iconic and powerful luxury houses.

2.	Why Tapestry? Why now?

•	When Tapestry approached us about the potential to bring our two companies together, it was clear that our businesses are a great fit.

•	Our Board and leadership team thoroughly evaluated this decision and determined now is an opportune time to lean even further into our strategy and join with Tapestry.

•	The combined company will have greater resources and capabilities that will help us grow and invest in our organization and compete in the broader luxury industry.

3.	What does this mean for Capri Holdings employees?

•	This transaction will help enable us to accelerate our growth strategies and creates opportunities for our global employees as they become part of a larger, more diversified company.

•	Across our luxury fashion group, we will continue to focus on fostering deeper connections with consumers and enhancing loyalty to drive lifetime value.

4.	Will members of the management team at Versace, Jimmy Choo and Michael Kors have an ongoing role at Tapestry?

•

Through the completion of the transaction, our leadership across the Company will remain in their current roles. Today is just day one and there is still a lot to work out as we move toward completing the transaction.

•	John Idol, Chairman and CEO of Capri Holdings, will remain in his current role until the transaction is completed.

•	Emmanuel Gintzburger, Hannah Colman and Cedric Wilmotte are excited about continuing to lead Versace, Jimmy Choo and Michael Kors, respectively, in the future.

•	Donatella Versace, Sandra Choi and Michael Kors will continue to be involved in the creative work of our brands.

•	Tapestry has shared their deep respect for Capri Holdings’ business and recognizes the value of our talented team.

5.	What will happen to Capri Holdings’ global corporate offices?

•	We currently intend to remain in our existing offices.

6.	How will this announcement impact my day-to-day responsibilities?

•	There will be no impact to your day-to-day roles or responsibilities in the near-term. We will operate business as usual across the company through the completion of the transaction.

•	We encourage you to remain focused on executing our strategic initiatives.

7.	What will this mean for our compensation and benefits programs?

•	Until the transaction is completed, our current compensation and benefits programs remain in effect, subject to our ability to make changes in accordance with their terms.

•	As integration planning proceeds, we will aim to update you of any proposed changes or required actions needed after the closing of the transaction.

8.	What does this mean for our customers and partners?

•	By joining with Tapestry, we will have greater resources and capabilities that will help us grow and invest in our organization while preserving the unique DNA of our brands.

•	As we progress toward completing this transaction, we will continue to work with our vendors/business partners and serve our retail partners and consumers as usual.

9.	How does Tapestry’s culture compare to Capri Holdings’ culture?

•	Tapestry has great respect for the expertise of our brand teams and our reputation for designing exceptional, innovative luxury products.

•	They believe in our growth potential, and importantly, recognize the value of our talented and amazing team. We look forward to building on this as a combined company.

10.	What should I do if I am contacted by the media, investors or other third parties?

•	Please refer all media and investor-related inquiries to Jennifer Davis at Jennifer.Davis@CapriHoldings.com.

•	If you are uncertain, please elevate to your leader.

11.	Can I post about this transaction on social media?

•	Please do not voice your own opinions or provide additional commentary on social media.

•	If you have questions about what content you can share on social media, please refer to our social media policy which you can find [HERE].

12.	When is this transaction expected to be completed?

•

The transaction is expected to close in calendar year 2024, subject to the approval of Capri Holdings shareholders and the satisfaction of other customary closing conditions, including required regulatory approvals.

13.	Where can I find additional information? Who can I contact with questions?

•	We will aim to keep you informed as we progress toward closing and there are important updates to share.

•	If you have questions, please contact your respective leader.

Customer FAQ

1.	How will this transaction impact customers?

•	We don’t expect any impact for our customers. You can continue to shop [Versace / Jimmy Choo / Michael Kors] products in our stores, on our website and at department and specialty stores .

•	We value our customers, and our teams look forward to continuing to bring you the luxury fashion and shopping experience our customers have come to know and love.

•	We are excited for [Versace’s / Jimmy Choo’s / Michael Kors’] continued growth as part of a larger company.

2.	Will there be changes to my local [Versace / Jimmy Choo / Michael Kors] store or where I shop for [Versace / Jimmy Choo / Michael Kors]?

•	We value our customers, and our teams look forward to continuing to bring you the luxury fashion and shopping experience our customers have come to know and love.

•	You can continue to shop [Versace / Jimmy Choo / Michael Kors] products in our stores, on our website and at department and specialty stores.

•

Until the transaction closes, we will continue to operate as separate and independent companies. Decisions at [Versace / Jimmy Choo / Michael Kors] regarding specific store locations will continue to be made based on what makes the most sense for the business.

3.	Are any of your customer or store policies changing?

•	[Versace’s / Jimmy Choo’s / Michael Kors’] customer and store policies and offerings are currently unchanged.

•	We value our customers, and our teams look forward to continuing to bring you the luxury fashion and shopping experience our customers have come to know and love.

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that the Company’s shareholders may not approve the proposed transaction, the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of the Company’s management; as well as those risks that are outlined in the Company’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

The following is the transcript of an investor call in which John D. Idol, Chief Executive Officer of Capri Holdings Limited, participated on August 10, 2023:

Operator:

Good day, and welcome to this Conference call. Today’s call is being recorded.

At this time, for opening remarks and introductions, I would like to turn the call over to Tapestry’s Global Head of Investor Relations, Christina Colone.

Christina Colone:

Good morning. Thank you for joining us to hear about the definitive agreement we announced this morning related to Tapestry’s, Inc.’s acquisition of Capri Holdings Limited. We’ll begin today’s call with comments from Joanne Crevoiserat, Tapestry’s Chief Executive Officer, Scott Roe, Tapestry’s Chief Financial Officer and Chief Operating Officer, and John Idol, Chairman and Chief Executive Officer of Capri Holdings Limited. At the end of our prepared remarks, both Joanne and Scott will be available to answer your questions. We expect to end our call at approximately 8:45 a.m. ET.

Before we begin, I would like to note that today’s discussion contains forward-looking statements that are subject to the risks identified in both companies’ SEC filings and other written communications related to the announcement. Please refer to the information on slide two of the presentation posted to our website as well as the additional information contained in the SEC filings of both Tapestry, Inc. and Capri Holdings Limited.

With that, I am pleased to turn the call over to Joanne Crevoiserat, Tapestry’s CEO…

Joanne Crevoiserat:

Good morning and welcome everyone. Thank you for joining us on short notice. Today is an exciting day and I am very pleased to speak with you about Tapestry’s acquisition of Capri Holdings. By uniting six iconic brands and our exceptional teams, we are creating a powerful new house of global luxury and fashion brands. This combination represents a unique and significant opportunity to drive superior value for our people, consumers, communities, and shareholders around the world.

[PAUSE]

To begin, as many of you know, Tapestry is, at its core, a people-centered, purpose led organization with:

•	a passion for brand-building,

•	an unwavering focus on consumers,

•	and a commitment to being disciplined financial operators and stewards of capital.

We’ve successfully transformed our company to power our iconic brands – Coach, Kate Spade, and Stuart Weitzman – to move at the speed of the consumer in an ever- changing environment. Importantly, our investments to create a robust, data-driven consumer engagement platform have fueled our success – fostering innovation, agility, and strong financial results. This foundation positions us to leverage our competitive advantages across a broader portfolio of brands.

The acquisition of Capri marks an incredible milestone in our evolution as a company and accelerates our strategic agenda:

•	First, this combination expands our global reach.

•

The combined company generates over $12 billion in revenue with a presence in over 75 countries, and a portfolio serving unique consumer segments within the global luxury market for handbags, accessories, footwear, and apparel – a market that is over $200 billion dollars today and growing.

•

At the same time, we’re broadening and diversifying our customer base through highly differentiated brands that deepen our access to luxury consumers and market segments – which are attractive and resilient.

•	Second, together we enhance our global footprint and geographic diversification with our complementary positions in Asia and Europe.

•

Third, with this acquisition, we’re broadening our product offering and capabilities through an increased penetration of lifestyle categories, where Capri brings expertise and there is further opportunity for growth across each of our brands.

•

Fourth, this combination further leverages Tapestry’s consumer engagement platform and data analytics capabilities built on a modern technology infrastructure to drive deeper consumer connections. Specifically, we believe our proven and profitable Direct-to-Consumer first model can drive an increase in Capri’s Direct-to-Consumer penetration over time.

This exceptional strategic fit provides a meaningful value creation opportunity – accelerating our earnings potential and generating significant cash flow, which will support continued reinvestment in brand-building as well as in our digital and data analytics capabilities that drive consumer insights and connectivity.

Importantly, I have great conviction in our ability to deliver on the tremendous potential of this combination given the strength of our teams and the alignment of our values. At Tapestry, we invite each employee to contribute their unique perspective to create a culture that’s growing, dynamic, and diverse, a commitment that is deeply shared with Capri. Uniting the diversity and passion of the more than 33,000 people across these two companies will ensure that we will consistently deliver on the opportunity ahead across each of our six iconic brands for years to come.

With that, it is my pleasure to turn the call over to John to share a few words.

John Idol:

Thank you, Joanne, and good morning, everyone.

We are excited about the joint announcement this morning regarding the acquisition of Capri Holdings by Tapestry. As Joanne stated earlier, the two combined companies will create a new $12 billion global luxury group.

When Tapestry first approached us about a potential transaction, I was immediately excited about the prospects. Tapestry has built a world-class company supporting its three highly recognized brands.

Versace, Jimmy Choo, and Michael Kors are powerful and iconic luxury houses each with their own unique identity. Their three founders, Donatella Versace, Sandra Choi, and Michael Kors, together with our talented group of employees around the world successfully built these brands from inception to the global fashion luxury houses they are today. I am confident that this transaction will help enable all three luxury houses to further accelerate their growth strategies.

Together with Tapestry, we will have greater resources and capabilities to accelerate the expansion of our global reach while preserving the unique DNA of our brands. I know Tapestry’s team has great respect for our reputation designing exceptional, innovative luxury products. Versace, Jimmy Choo, and Michael Kors will continue to execute on their strategies under the current leadership of Donatella Versace and Emmanuel Gintzburger, Sandra Choi and Hannah Colman, and Michael Kors and Cedric Wilmotte. We see opportunities for our dedicated employees around the world to benefit as they become part of a larger and more diversified company.

I look forward to working alongside Joanne and the Tapestry team as we move toward the closing of the transaction and bringing our two companies together. We know the combined company has a bright future ahead.

Now I’ll turn the call back over to Scott.

Scott Roe:

Thanks, John, and good morning, everyone.

As mentioned, we believe the acquisition of Capri Holdings will drive significant value creation, with a compelling industrial logic that is consistent with both our commitment to being disciplined financial operators and our four-lens framework for evaluating all investment decisions.

•

First, it is an excellent strategic fit, as Joanne discussed – broadening our reach within attractive and resilient categories, while at the same time deepening our access to luxury consumer segments in the market. Further, it strengthens our geographic diversification given our highly complementary positions in Asia and Europe. The combination also expands our penetration of lifestyle categories, where we see opportunity.

•

Second, the combination leverages our platform capabilities, with a clear opportunity to use our Digital and data analytics capabilities to grow Capri’s Direct- to-Consumer business, benefiting from a platform that is proven and profitable.

•	Third, as it relates to execution, this combination builds our reach in durable, high- margin categories where we have expertise, enhancing our significant and consistent cash flow.

•	And finally, this combination clears the high hurdle rate we’ve established for value creation and TSR.

•

To this end, we’re expecting significant financial returns, including strong double-digit EPS accretion on an adjusted basis and compelling ROIC, with the acquisition being accretive to Tapestry’s existing, standalone TSR plan.

•	Included in these expectations is the assumption for Capri to deliver the following on a standalone non-GAAP, un-synergized basis:

•	Low-single-digit revenue growth over our planning horizon, with a modest decline in the near-term. Throughout our planning horizon, we expect Direct-to-Consumer penetration to increase.

•	Further, we’ve assumed consistent mid-teens operating margin for the business, with profits generally following the direction of revenue trends.

•

Finally, we’ve incorporated the expectation for continued strong free cash flow generation in the area of $500 million per year, again generally following the direction of revenue trends over the planning horizon.

•

In addition, we expect to unlock run-rate cost synergies of over $200 million achieved within three years of closing. We see the opportunity for cost savings and supply chain efficiencies, while continuing to invest in key growth drivers, including omni-channel capabilities and brand marketing.

•	Further, we’re continuing to return capital to shareholders, contributing to our TSR.

We’ve announced that our Board of Directors approved a 17% increase in our dividend, for an expected annual dividend of $1.40 per share, or a payout of $325 million in FY24.

[PAUSE]

Now, touching on the details of the transaction as outlined in our release:

•

Capri shareholders will receive $57.00 per share in cash. The total enterprise value of the transaction of $8.5 billion represents a 9x adjusted EBITDA multiple on a trailing twelve-month basis excluding synergies and 7x including synergies.

•	The Board of Directors of both Tapestry and Capri have unanimously approved the transaction.

•	And, we expect the deal to close in calendar year 2024, subject to customary closing conditions, approval by Capri shareholders, and receipt of the required regulatory approvals.

Turning to the financing of the transaction:

•

We’ve secured $8 billion in fully committed bridge financing and anticipate putting in place permanent financing prior to closing through a combination of senior notes and term loans. We also expect to utilize Tapestry’s excess cash to fund the transaction.

•

In total, at the close of the transaction, we expect to have a Debt/EBITDA ratio of under 4x, with an expectation to reduce our leverage by 1.5 turns to under 2.5x within two years of closing through a combination of debt paydown and profit growth.

Now, to outline our capital allocation priorities looking forward:

•	First, we will continue to invest in our brands and businesses to support sustainable growth.

•

Second, we will utilize our strong free cash flow for rapid debt paydown. We are committed to maintaining a solid Investment Grade Rating and we have suspended our share repurchase program in anticipation of the transaction close. We are also initiating a long-term leverage target of under 2.5x on a Debt/EBITDA basis and expect to achieve that within two years of the transaction close, as mentioned.

•	Finally, we will continue to return capital to shareholders through our dividend.

Importantly, we believe the strong cash flow profile of the combined company provides us with further opportunity for investment and capital return. To this end, following the achievement of our leverage target, over time we expect to increase our dividend with the goal of achieving our stated target payout ratio of 35% to 40%, and see the opportunity to resume share repurchases.

In closing, we see significant runway ahead, and will continue to be disciplined financial operators and allocators of capital with a relentless drive to deliver meaningful shareholder value.

Now, I’ll now turn the call back to Joanne.

Joanne Crevoiserat:

Thanks, Scott. Before taking your questions, I’d like to share some closing thoughts.

•	This combination brings together six global iconic brands, each with unique positioning and strong relevance for modern consumers.

•	Together, we can accelerate our strategy to:

•	Build lasting customer relationships

•	Fuel fashion innovation and product excellence

•	Deliver compelling omni-channel experiences

•	And, power global growth.

•

Importantly, key enablers of this strategy are our people and culture. We would not be where we are today without the power of our teams, and it will be our collective creativity, ingenuity, and focus that will define our future. We will be home to some of the top talent in the world – and we will bring to life opportunities across the organization – from our brands and creative teams, to our central functions, to our retail and operations teams – being an incubator of growth and mobility. We will lead with our values and serve our customers through superior design, craftsmanship, and brand experiences.

•	I strongly believe Tapestry and Capri share similar goals, and together as one company we will have an even greater positive impact on consumers, employees, and communities around the world.

I am inspired by this tremendous opportunity and confident in our future as a powerful global house of iconic luxury and fashion brands.

[PAUSE]

I’d now like to open it up to your questions.

The following was posted on Capri Holdings Limited’s LinkedIn page on August 10, 2023:

CAPRI

Capri Holdings Limited

48,168 followers

+ Follow

View full page

CAPRI Capri Holdings Limited

48,168 followers

3h • Edited •

+ Follow •••

Exciting news! Today marks a major milestone for Capri Holdings as we have agreed to be acquired by Tapestry.

#fashion #luxury #style #CapriCommunity #Versace #JimmyChoo #MichaelKors

Tapestry

76,930 followers

3h • Edited •

+ Follow

Today is a transformational day for Tapestry. We have agreed to acquire Capri Holdings Limited (NYSE: CPRI), a global fashion luxury group consisting of renowned brands Versace, Jimmy Choo, and Michael Kors. By uniting our six powerful, complementary and differentiated brands, we will create a new, powerful house of global iconic luxury and fashion brands.

We are on a mission to build unique brand worlds that emotionally connect with consumers. The iconic Italian heritage and bold confidence of Versace, the glamour and daring spirit of Jimmy Choo, and the Jet Set lifestyle of luxury fashion brand Michael Kors, will be great additions to our company. This planned acquisition will bring even more innovation and craftsmanship to consumers' favorite luxury and fashion brands as we invest in new materials, new geographies, new immersive brand experiences – all through the lens of each brand's unique creative direction and distinctive voice.

We will be home to some of the top talent in the world—and our combined company of 33,000 employees will bring to life career opportunities across the organization. We can't wait to welcome Capri Holdings' passionate employees around the world to the Tapestry family. This is an exciting time for #OurTapestry and #CapriCommunity.

For more information on today's announcement, see our announcement press release https://lnkd.in/efw_juZe

COACH
STUART WEITZMAN
VERSACE
JIMMY CHOO
MICHAEL KORS
tapestry
A New Era in Luxury and Fashion

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that the Company’s shareholders may not approve the proposed transaction, the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of the Company’s management; as well as those risks that are outlined in the Company’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.